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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

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                                    FORM 8-A

                FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                       PURSUANT TO SECTION 12(b) OR (g) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

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                        ANNALY MORTGAGE MANAGEMENT, INC.
             (Exact name of registrant as specified in its charter)

                              MARYLAND                                                  22-3479661
              (STATE OF INCORPORATION OR ORGANIZATION)                     (I.R.S. EMPLOYER IDENTIFICATION NO.)

                    1211 AVENUE OF THE AMERICAS
                             SUITE 2902                                                   10036
                           NEW YORK, NEW YORK                                           (ZIP CODE)
              (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

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     If this form relates to the registration of a class of securities pursuant to Section 12(b) of the Exchange Act and is effective pursuant to General
Instruction A.(c), check the following box. [ ]

     If this form relates to the registration of a class of securities pursuant to Section 12(g) of the Exchange Act and is effective pursuant to General
Instruction A.(d), check the following box. [X]

     Securities Act registration statement file number to which this form relates: 333-120920 (if applicable).

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                       SECURITIES TO BE REGISTERED PURSUANT TO SECTION 12(B) OF THE ACT.

                         TITLE OF EACH CLASS                      NAME OF EACH EXCHANGE ON WHICH
                         TO BE SO REGISTERED                      EACH CLASS IS TO BE REGISTERED
                         -------------------                      ------------------------------

                       SECURITIES TO BE REGISTERED PURSUANT TO SECTION 12(g) OF THE ACT:
                                 6% SERIES B CUMULATIVE CONVERTIBLE PREFERRED STOCK
                                               (TITLE OF CLASS)

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                 INFORMATION REQUIRED IN REGISTRATION STATEMENT

ITEM 1. DESCRIPTION OF REGISTRANT'S SECURITIES TO BE REGISTERED.

The class of securities to be registered hereunder is 6% Series B Cumulative
Convertible Preferred Stock of Annaly Mortgage Management, Inc. (the
"Registrant"). The information required by this Item 1 is set forth under the caption "Description of the Series B Preferred Stock" in the Registrant's
prospectus supplement dated April 6, 2006, to the prospectus, dated December 20,
2004, included as part of the Registration Statement on Form S-3 (File No.
333-120920), of the Registrant, filed with the Securities and Exchange
Commission on December 1, 2004. The prospectus supplement is hereby incorporated by reference into this registration statement.

ITEM 2. EXHIBITS.

The exhibits to this registration statement are listed in the Exhibit Index, which appears after the signature page and is incorporated herein by reference.

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                                    SIGNATURE

         Pursuant to the requirements of Section 12 of the Securities Exchange
Act of 1934, as amended, the Registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.

                                       ANNALY MORTGAGE MANAGEMENT, INC.

Dated:  April 12, 2006                  By:   /s/ R. Nicholas Singh
                                            --------------------------------
                                        Name: R. Nicholas Singh
                                        Title:  Secretary

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                                  EXHIBIT INDEX

     EXHIBIT NO.                             DESCRIPTION OF EXHIBIT
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       3.1                 Articles of Amendment and Restatement of the Articles
                           of Incorporation of the Registrant (incorporated by
                           reference to Exhibit 3.2 to our Registration
                           Statement on Form S-11 (Registration No. 333-32913)
                           filed with the Securities and Exchange Commission on
                           August 5, 1997).
       3.2                 Articles of Amendment of the Articles of
                           Incorporation of the Registrant (incorporated to
                           Exhibit 3.1 of the Registrant's Registration
                           Statement on Form S-3 (Registration Statement
                           333-74618) filed with the Securities and Exchange
                           Commission on June 12, 2002).
       3.3                 Form of Articles Supplementary designating the
                           Registrant's 7.875% Series A Cumulative Redeemable
                           Preferred Stock, liquidation preference $25.00 per
                           share (incorporated by reference to Exhibit 3.3 to
                           the Registrant's 8-A filed April 1, 2004).
       3.4                 Articles Supplementary of the Company designating an
                           additional 2,750,000 shares of the Company's Series A
                           Preferred Stock, as filed with the State Department
                           of Assessments and Taxation of Maryland on October
                           15, 2004 (incorporated by reference to Exhibit 3.2 to
                           the Registrant's 8-K filed October 18, 2004).
       3.5                 Articles Supplementary designating the a Registrant's
                           6%Series B Cumulative Convertible Preferred Stock,
                           liquidation preference $25.00 per share (incorporated
                           by reference to Exhibit 3.1 to the Registrant's 8-K
                           filed April 10, 2006).
       3.6                 Bylaws of the Registrant, as amended (incorporated by
                           reference to Exhibit 3.3 to the Registrant's
                           Registration Statement on Form S-11 (Registration No.
                           333-32913) filed with the Securities and Exchange
                           Commission on August 5, 1997).
       4.1                 Specimen Common Stock Certificate (incorporated by
                           reference to Exhibit 4.1 to Amendment No. 1 to the
                           Registrant's Registration Statement on Form S-11
                           (Registration No. 333-32913) filed with the
                           Securities and Exchange Commission on September 17,
                           1997).
       4.2                 Specimen Series A Preferred Stock Certificate
                           (incorporated by reference to Exhibit 4.1 of the
                           Registrant's Registration Statement on Form 8-A filed
                           with the SEC on April 1, 2004).
       4.3                 Specimen Preferred Stock Certificate (incorporated by
                           reference to Exhibit 4.2 to the Registrant's
                           Registration Statement on Form S-3 (Registration No.
                           333-74618) filed with the Securities and Exchange
                           Commission on December 5, 2001).
       4.4                 Specimen certificate representing the 6% Series B
                           Cumulative Convertible Preferred Stock (incorporated
                           by reference to Exhibit 4.1 to the Registrant's 8-K
                           filed April 10, 2006).

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